UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   October 12, 2004

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 12, 2004, Zenith National Insurance Corp., the Registrant, entered into the following amendment to an employment agreement with Stanley R. Zax, its Chief Executive Officer, and the following employment agreements with Jack D. Miller, Robert E. Meyer, and William J. Owen, all of whom are Executive Officers of the Registrant:

1.  The Registrant entered into Amendment No. 1 dated October 12, 2004 to the Employment Agreement effective as of December 11, 1997 by and between the Registrant and Stanley R. Zax, its Chief Executive Officer, who serves as Chairman of the Board and President of the Registrant, as well as Chairman of the Board (Chief Executive Officer) of the Registrant’s principal wholly-owned subsidiary, Zenith Insurance Company.

Amendment No. 1 extends Mr. Zax’s term of employment on the same terms and conditions for three years past its present expiration date, December 31, 2006, to December 31, 2009.  Amendment No. 1 further provides that Mr. Zax's annual compensation at the commencement of the extended three year period will be $1,500,000 (his presently scheduled minimum annual compensation at December 31, 2006, as provided by his employment agreement), subject to any increases that the Compensation Committee of the Registrant’s Board of Directors may establish from time to time.  A copy of Amendment No. 1 to Mr. Zax’s Employment Agreement is attached hereto as Exhibit 10.1 and it is incorporated herein by reference.

2.  The Registrant entered into an Employment Agreement effective November 1, 2004, with Jack D. Miller, who serves as Executive Vice President of the Registrant and President of the Registrant’s principal wholly-owned subsidiary, Zenith Insurance Company.  Mr. Miller is presently party to an employment agreement with Zenith Insurance Company that provides for an annual compensation of $700,400 and expires on October 31, 2004.

Mr. Miller’s Employment Agreement provides for:  terms and conditions that are substantially similar to those under his expiring employment agreement, an agreement term of five years from November 1, 2004, an initial annual compensation of $700,400 with such increases as the Compensation Committee of the Registrant’s Board of Directors may establish from time to time, eligibility for bonuses, certain additional benefits, and entitlement to severance payments and other benefits upon the early termination of employment due to either a termination by the Registrant for other than cause or disability (both, as defined in the Employment Agreement) or a termination by Mr. Miller due to constructive termination (as defined in the Employment Agreement).    The severance payment for an early termination as described in the foregoing sentence is equal to the compensation payable for the greater of six months or the remaining term of the Employment Agreement at the rate in effect at termination plus any bonus attributable to such period, with all payments to be made at normal payroll frequency.  However, if Mr. Miller terminates due to a constructive termination based on a change of control (as defined in the Employment Agreement), the payment period would then be the greater of two years or the remaining term of the Employment Agreement, with the severance payment paid in a lump sum in advance.  A copy of Mr. Miller’s Employment Agreement is attached hereto as Exhibit 10.2 and it is incorporated herein by reference.

3.  The Registrant entered into an Employment Agreement effective November 1, 2004, with Robert E. Meyer, who serves as Senior Vice President of the Registrant and Senior Vice President and Chief Actuary of the Registrant’s principal wholly-owned subsidiary, Zenith Insurance Company.  Mr. Meyer is presently party to an employment agreement with Zenith Insurance Company that provides for an annual compensation of $437,750 and expires on October 31, 2004.

Mr. Meyer’s Employment Agreement provides for:  terms and conditions that are substantially similar to those under his expiring employment agreement, an agreement term of five years from November 1, 2004, an initial annual compensation of $467,750 with such increases as the Compensation Committee of the Registrant’s Board of Directors may establish from time to time, eligibility for bonuses, certain additional benefits, and entitlement to severance payments and other benefits upon the early termination of employment due to either a termination by the Registrant for other than cause or disability (both, as defined in the Employment Agreement) or a termination by Mr. Meyer due to constructive termination (as defined in the Employment Agreement).    The severance payment for an early termination as described in the foregoing sentence is equal to the compensation payable for the greater of six months or the remaining term of the Employment Agreement at the rate in effect at termination plus any bonus attributable to such period, with all payments to be made at normal payroll frequency.  However, if Mr. Meyer terminates due to a constructive termination based on a change of control (as defined in the Employment Agreement), the payment period would then be the greater of two years or the remaining term of the Employment Agreement, with the severance payment paid in a lump sum in advance.  A copy of Mr. Meyer’s Employment Agreement is attached hereto as Exhibit 10.3 and it is incorporated herein by reference.

4.  The Registrant entered into an Employment Agreement effective November 1, 2004 with William J. Owen, who serves as Senior Vice President, Treasurer and Chief Financial Officer of the Registrant and of the Registrant’s principal wholly-owned subsidiary, Zenith Insurance Company.  Mr. Owen does not currently have an employment agreement with the Registrant or Zenith Insurance Company.  His current annual salary is $265,000.

Mr. Owen’s Employment Agreement provides for:  an agreement term of five years, an initial annual compensation of $300,000 with annual increases of the greater of $15,000 or such amount as the Compensation Committee of the Registrant’s Board of Directors may establish from time to time, eligibility for bonuses, certain additional benefits, and entitlement to severance payments and other benefits upon the early termination of employment due to either a termination by the Registrant for other than cause or disability (both, as defined in the Employment Agreement) or a termination by Mr. Owen due to constructive termination (as defined in the Employment Agreement).  The severance payment for an early termination as described in the foregoing sentence is equal to the compensation payable for the greater of six months or the remaining term of the Employment Agreement at the rate in effect at termination plus any bonus attributable to such period, with all payments to be made at normal payroll frequency.  However, if Mr. Owen terminates due to a constructive termination based on a change of control (as defined in the Employment Agreement), the payment period would then be the greater of two years or the remaining term of the Employment Agreement, with the severance payment paid in a lump sum in advance.  A copy of Mr. Owen’s Employment Agreement is attached hereto as Exhibit 10.4 and it is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

The following exhibits are filed as part of this report:

Number	Exhibit

10.1	Amendment No. 1 to Employment Agreement between Zenith National Insurance Corp. and Stanley R. Zax dated October 12, 2004

10.2	Employment Agreement effective as of November 1, 2004, by and between Zenith National Insurance Corp. and Jack D. Miller

10.3	Employment Agreement effective as of November 1, 2004, by and between Zenith National Insurance Corp. and Robert E. Meyer

10.4	Employment Agreement effective as of November 1, 2004, by and between Zenith National Insurance Corp. and William J. Owen

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated: October 12, 2004	By:	/s/ William J. Owen
		Name:	William J. Owen
		Title:	Senior Vice President and Chief Financial Officer

Index to Exhibits

Number	Exhibit

10.1	Amendment No. 1 to Employment Agreement between Zenith National Insurance Corp. and Stanley R. Zax dated October 12, 2004

10.2	Employment Agreement effective as of November 1, 2004, by and between Zenith National Insurance Corp. and Jack D. Miller

10.3	Employment Agreement effective as of November 1, 2004, by and between Zenith National Insurance Corp. and Robert E. Meyer

10.4	Employment Agreement effective as of November 1, 2004, by and between Zenith National Insurance Corp. and William J. Owen